UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2011. The net asset value (NAV) at that date was $24.58 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $24.24.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2011
Cohen & Steers Select Preferred and Income Fund at Market Value[a]	1.82%
Cohen & Steers Select Preferred and Income Fund at NAV[a]	7.98%
BofA Merrill Lynch Fixed Rate Preferred Index[b]	5.41%
Blended benchmark—50% BofA Merrill Lynch US Capital Securities Index/50% BofA Merrill Lynch Fixed Rate Preferred Index[b]	4.73%
S&P 500 Index[b]	6.02%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The BofA Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities. The BofA Merrill Lynch US Capital Securities Index is a subset of The BofA Merrill Lynch US Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

Preferred securities had a positive total return in the six-month period ended June 30, 2011. The group performed well in the first few months of the year amid good earnings reports from the important financial sector and signs of an improving economy. However, macro conditions became more challenging: U.S. economic data began to disappoint, while markets again focused on Europe's sovereign debt problems and China's attempts to cool its growth. Preferreds nonetheless added to their year-to-date gains in the second quarter, when a flight to safety drove Treasury yields lower, to the benefit of fixed income assets broadly.

Preferreds within the financial sector modestly trailed the index. U.S. banks reported better-than-expected improvements in credit quality and capital ratios, although revenue trends generally remained weak, in part reflecting slow loan growth. Bank stocks also faced regulatory uncertainty: global capital requirements remained unclear, as did the profitability of certain business lines and even the possibility of dividing banking and capital markets operations in the U.K., for instance.

New contingent capital securities were greeted with healthy demand

A significant development in the preferred market in the period was the large, successful issuance of contingent capital securities (so-called "CoCos"). Markets focused more on this emerging asset class after Credit Suisse priced its large public deal at 7.875%. This type of preferred may convert into common shares if a company's core Tier 1 capital ratio falls below a certain level (in the case of Credit Suisse, a relatively high 7%). With many existing preferreds destined to lose their Tier 1 status under Basel 3, issuers may increasingly use CoCos as an alternative source of equity-like capital.

Regulatory par call risk emerged

In May, regional bank Fifth Third exercised a par call on a trust preferred trading at a premium via "special event" language, taking the market by surprise. This awakened many to the risk that certain bank preferreds may be subject to near-term par calls as a result of changes to bank regulations. In this particular case, the issuer could call the security at par anytime following a proposed change of this nature. (Typically, there is a short, specified window in which to call such an issue after a special event.)

Insurance and real estate preferreds outperformed

Insurance preferreds outperformed the index amid increased visibility on the potential redemption of existing issues. With rating agencies now providing less "equity credit" for more debt-like preferred securities, insurance companies may find these issues to be relatively expensive financing. Investors bid up securities that might be redeemed or that could benefit from less overall supply in the sector.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

REIT preferreds also outperformed, reflecting a steady improvement in real estate fundamentals, low and declining capital costs and an increasing number of transactions that revealed rising property values. Preferreds issued by telecommunications and utility companies were not as strong, but still generated positive returns.

Fund performance

The Fund had a positive total return in the period and outperformed its benchmark based on NAV. Security selection was favorable across most sectors, led by the banking group. Good performers included a potential Basel 3 compliant Tier 1 security issued by Intesa Sanpaolo; it received a lift as markets focused more on the nascent asset class. Farm Credit Bank, a high-coupon preferred that we consider defensive, also contributed to performance. In the telecommunications sector, we had an out-of-index position in Centaur Funding and an overweight in Qwest that performed well.

Other factors that helped relative performance included our overweight in the real estate sector and general underweight in banking preferreds. In addition, we had positioned the Fund defensively relative to regulatory par call risk and outperformed as markets focused on that risk.

Securities that detracted included an overweight in a MetLife preferred that underperformed the index. Our underweight in the finance sector also modestly hindered relative returns.

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), enhanced the Fund's performance for the period compared with its benchmarks, which are not leveraged.

Our primary focus was on income

The Fund's return based on market price was positive, but lower than its NAV return. However, we met our primary investment objective of providing high current income. The Fund paid six distributions during the six months, and its distribution yield at the end of the period was 8.1% (based on the annualized distribution rate in the period and the June 30, 2001 market price).

Investment Outlook

The most recent readings on global developed economies have led us to take a somewhat more cautious approach—for instance, by reducing our allocation to banks that we believe are more vulnerable to a global slowdown. We have also increased allocations to less cyclical industries, including utilities and telecommunications companies.

We recognize that weak housing markets and government austerity programs have continued to weigh on growth, but still believe that the U.S. economy will not return to a recession. In the current environment, as growth may remain slower than in recent quarters, the Federal Reserve may delay interest rate hikes longer than previously expected, which would likely support preferreds and other fixed income classes.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Slower growth and uncertainties in Europe have made us more selective and generally more cautious in our investments. Nonetheless, preferred income spreads over government and corporate bonds remain well above average, and fundamentals continue to improve for many issuers. In addition, preferreds should remain an attractive alternative to other sources of income, many of which offer yields at or near all-time lows. We continue to see scope for good performance in the months ahead, but also believe active management will remain important to delivering value.

We expect new supply of preferreds to continue to arise mostly from non-bank issuers, in the U.S. and abroad, including REITs and other non-financial companies. Banks will likely remain on the sidelines until there is more regulatory clarity. We will continue to look for value in transactions priced around the globe and across various currencies.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the 1940 Act to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2011, leverage represented 30% of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, as of June 30, 2011, we have fixed the rate on 85% of our borrowings at an average interest rate of 1.6% for an average remaining period of 3.1 years (when we first entered into the swaps, the average term was 3.5 years). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates although the strategy will increase expenses when the rate on the Fund's borrowings is below the weighted average rate on the swaps.

Leverage Factsa

Leverage (as a % of managed assets)	30%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Swaps	1.6%
Weighted Average Term on Swaps	3.1 years
Current Rate on Borrowings[b]	1.1%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce a realized investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund was not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2011. Information is subject to change.

b  See Note 6 in Notes to Financial Statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

June 30, 2011

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
JP Morgan Chase & Co., 7.90%, due 4/29/49, Series I (FRN)	$12,932,940	3.1%
Wells Fargo & Co., 7.50%, Series L (Convertible)	12,423,200	2.9
Wells Fargo & Co., 7.98%, due 3/29/49, Series K (FRN)	11,555,250	2.7
Farm Credit Bank of Texas, 10.00%, due 12/15/20, Series I	11,431,250	2.7
Centaur Funding Corp., 9.08%, due 4/21/20, 144A	11,406,250	2.7
Qwest Corp., 7.375%, due 6/1/51	10,015,200	2.4
Citigroup Capital VIII, 6.95%, due 9/15/31, (TruPS)	9,728,130	2.3
Prudential PLC, 7.75%, due 6/23/16	8,220,000	1.9
Bank of America Corp., 8.125%, due 12/29/49, Series M (FRN)	7,998,534	1.9
MetLife Capital Trust X, 9.25%, due 4/8/38, 144A	7,656,250	1.8

a  Top ten holdings are determined on the basis of the value of individual securities held. All of the securities listed above are preferred stock. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2011 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	59.6%
BANK	12.7%
Ally Financial, 7.35%, due 8/8/32		70,000	$1,667,400
Ally Financial, 7.375%, due 12/16/44		109,169	2,577,480
BAC Capital Trust II, 7.00%, due 2/1/32, Series Va		45,000	1,130,850
Citigroup Capital VIII, 6.95%, due 9/15/31, (TruPS)[a]		389,905	9,728,130
Citigroup Capital XIII, 7.875%, due 10/30/40[a]		75,000	2,083,500
CoBank ACB, 7.00%, 144A ($50 Par Value)[b,c]		75,000	3,421,875
Fifth Third Capital Trust V, 7.25%, due 8/15/67[a]		46,000	1,161,500
Fifth Third Capital Trust VI, 7.25%, due 11/15/67, (FRN)[a]		90,000	2,275,200
Fleet Capital Trust VIII, 7.20%, due 3/15/32		37,900	948,637
KeyCorp, 7.75%, due 12/31/49, Series A ($100 Par Value)(Convertible)[a]		20,308	2,274,496
KeyCorp Capital IX, 6.75%, due 12/15/66[a]		99,900	2,526,471
KeyCorp Capital VIII, 7.00%, due 6/15/66[a]		41,463	1,050,258
Regions Financing Trust III, 8.875%, due 6/15/78[a]		133,983	3,407,187
Zions Bancorp, 9.50%, due 12/29/49, Series Ca		125,000	3,267,500
			37,520,484
BANK—FOREIGN	6.4%
Barclays Bank PLC, 7.75%, Series IVa		266,755	6,850,269
Barclays Bank PLC, 8.125%, Series Va		70,000	1,843,800
Deutsche Bank Contingent Capital Trust III, 7.60%[a]		98,000	2,522,520
HSBC Holdings PLC, 8.00%, Series II		45,085	1,225,861
Lloyds Banking Group PLC, 7.75%, due 7/15/50[a]		61,328	1,585,329
National Westminster Bank PLC, 7.76%, Series Ca		199,668	4,716,158
			18,743,937
ELECTRIC—INTEGRATED	0.4%
FPC Capital I, 7.10%, due 5/13/39, Series A (QUIPS)		51,475	1,318,789
FINANCE	5.0%
INVESTMENT BANKER/BROKER	1.8%
GMAC Capital Trust I, 8.125%, due 2/15/40, Series IIa		200,000	5,120,000

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
MORTGAGE LOAN/BROKER	3.2%
Countrywide Capital IV, 6.75%, due 4/1/33[a]		175,050	$4,332,488
Countrywide Capital V, 7.00%, due 11/1/36[a]		206,445	5,144,609
			9,477,097
TOTAL FINANCE			14,597,097
INSURANCE	9.0%
LIFE/HEALTH INSURANCE—FOREIGN	1.3%
Aegon NV, 6.875%		50,000	1,198,000
Aegon NV, 7.25%		110,000	2,752,200
			3,950,200
MULTI-LINE	1.4%
American International Group, 7.70%, due 12/18/62[a]		164,203	4,114,927
MULTI-LINE—FOREIGN	3.4%
Allianz SE, 8.375%		130,000	3,412,500
ING Groep N.V., 7.375%[a]		110,000	2,717,000
ING Groep N.V., 8.50%[a]		147,688	3,845,796
			9,975,296
REINSURANCE—FOREIGN	2.9%
Arch Capital Group Ltd., 7.875%, Series Ba		53,275	1,353,185
Axis Capital Holdings Ltd., 7.50%, Series B ($100 par value)		25,700	2,507,356
Endurance Specialty Holdings Ltd., 7.50%, Series Ba		90,000	2,245,500
Montpelier Re Holdings Ltd., 8.875%		90,000	2,322,000
			8,428,041
TOTAL INSURANCE			26,468,464
INTEGRATED TELECOMMUNICATIONS SERVICES	4.9%
Qwest Corp., 7.375%, due 6/1/51		390,000	10,015,200
Telephone & Data Systems, 6.875%, due 11/15/59[a]		140,259	3,534,527
United States Cellular Corp., 6.95%, due 5/15/60		40,000	1,002,000
			14,551,727

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
MEDIA—DIVERSIFIED SERVICES	0.4%
CBS Corp., 6.75%, due 3/27/56[a]		50,872	$1,295,201
REAL ESTATE	19.0%
DIVERSIFIED	2.5%
DuPont Fabros Technology, 7.875%, Series Aa		103,254	2,612,326
Lexington Corporate Properties Trust, 8.05%, Series B		77,000	1,941,170
Sovereign Real Estate Investment Trust, 12.00%, 144A ($1000 Par Value)[b]		2,500	2,909,375
			7,462,871
HEALTH CARE	1.3%
Cogdell Spencer, 8.50%, Series Aa		150,000	3,765,000
HOTEL	0.5%
Hersha Hospitality Trust, 8.00%, Series Ba		62,500	1,544,375
INDUSTRIAL	1.7%
First Potomac Realty Trust, 7.75%, Series Aa		120,000	3,040,800
ProLogis, 6.75%, Series Ra		75,000	1,803,000
			4,843,800
OFFICE	4.0%
CommonWealth REIT, 6.50%, Series D (Convertible)[a]		90,025	2,007,557
Cousins Properties, 7.50%, Series Ba		110,000	2,744,500
Hudson Pacific Properties, 8.375%, Series Ba		100,000	2,599,000
SL Green Realty Corp., 7.625%, Series C		69,986	1,755,949
SL Green Realty Corp., 7.875%, Series Da		99,850	2,562,151
			11,669,157
RESIDENTIAL	2.1%
APARTMENT	1.6%
Alexandria Real Estate Equities, 7.00%, Series D		48,600	1,270,890
Apartment Investment & Management Co., 8.00%, Series T		55,000	1,391,500
Apartment Investment & Management Co., 7.75%, Series Ua		82,776	2,084,300
			4,746,690

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
MANUFACTURED HOME	0.5%
Equity Lifestyle Properties, 8.034%, Series Aa		60,000	$1,519,800
TOTAL RESIDENTIAL			6,266,490
SHOPPING CENTER	6.0%
COMMUNITY CENTER	3.7%
Developers Diversified Realty Corp., 7.375%, Series Ha		180,000	4,521,600
Developers Diversified Realty Corp., 7.50%, Series Ia		69,160	1,740,757
Kite Realty Group Trust, 8.25%, Series Aa		100,000	2,506,000
Regency Centers Corp., 7.45%, Series C		80,000	2,021,600
			10,789,957
REGIONAL MALL	2.3%
CBL & Associates Properties, 7.375%, Series Da		224,935	5,569,391
Taubman Centers, 8.00%, Series Ga		49,932	1,277,260
			6,846,651
TOTAL SHOPPING CENTER			17,636,608
SPECIALTY	0.9%
Entertainment Properties Trust, 7.375%, Series Da		110,000	2,720,300
TOTAL REAL ESTATE			55,908,601
TRANSPORT—MARINE	1.8%
Seaspan Corp., 9.50%, due 1/29/49, Series C		198,319	5,412,126
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$171,560,459)			175,816,426
PREFERRED SECURITIES—CAPITAL SECURITIES	72.8%
BANK	26.5%
Bank of America Corp., 8.125%, due 12/29/49, Series M (FRN)		7,650,000	7,998,534
Citigroup, 8.40%, due 4/29/49, Series Ea,c		6,987,000	7,198,147
Citigroup Capital III, 7.625%, due 12/1/36		4,000,000	4,213,920
CoBank ACB, 11.00%, Series C, 144A ($50 Par Value)[b]		100,000	5,256,250
Farm Credit Bank of Texas, 10.00%, due 12/15/20, ($1,000 Par Value) Series I		10,000	11,431,250
Huntington Bancshares, 8.50%, due 12/31/49, Series A (Convertible)		1,320	1,520,640
JP Morgan Chase & Co., 7.90%, due 4/29/49, Series I (FRN)[a]		12,000,000	12,932,940

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
NB Capital Trust II, 7.83%, due 12/15/26[a]		3,503,000	$3,568,681
Wells Fargo & Co., 7.98%, due 3/29/49, Series K (FRN)[a]		10,650,000	11,555,250
Wells Fargo & Co., 7.50%, Series L (Convertible)[a]		11,720	12,423,200
			78,098,812
BANK—FOREIGN	15.0%
Abbey National Capital Trust I, 8.963%, due 12/29/49[a]		4,000,000	4,430,536
BNP Paribas, 7.195%, due 12/31/49, 144Aa,b		4,200,000	4,095,000
BPCE SA, 9.00%, due 12/31/49		1,500,000	2,240,481
Claudius Ltd., 7.875%, due 12/12/49		5,000,000	5,212,500
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144Aa,b		5,000,000	6,675,000
Intesa Sanpaolo SpA, 9.50%, due 12/31/49		1,000,000	1,475,527
LBG Capital No.1 PLC, 8.00%, due 12/29/49, 144Ab		4,000,000	3,620,000
Rabobank Nederland, 8.375%, due 12/31/49		4,000,000	4,266,376
Rabobank Nederland, 11.00%, due 6/29/49, 144Ab		2,200,000	2,815,356
Resona Preferred Global Securities, 7.191%, due 12/29/49, 144A (FRN)[b]		3,250,000	3,257,943
SMFG Preferred Capital, 9.50%, due 7/29/49, 144A (FRN)[b]		2,000,000	2,350,000
Standard Chartered PLC, 7.014%, due 7/29/49, 144Aa,b		4,000,000	3,847,392
			44,286,111
FINANCE	1.5%
DIVERSIFIED FINANCIAL SERVICES	0.9%
Credit Suisse Group Guernsey I Ltd., 7.875%, due 2/24/41		2,500,000	2,572,500
MORTGAGE LOAN/BROKER	0.6%
Countrywide Capital III, 8.05%, due 6/15/27, Series B		1,815,000	1,887,600
TOTAL FINANCE			4,460,100
INSURANCE	17.8%
LIFE/HEALTH INSURANCE	1.9%
American General Institutional Capital B, 8.125%, due 3/15/46, 144Ab		2,000,000	2,165,000
Great-West Life & Annuity Insurance Co., 7.153%, due 5/16/46, 144Aa,b		1,405,000	1,454,175
Lincoln National Corp., 7.00%, due 5/17/66[a]		2,000,000	2,023,600
			5,642,775

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
LIFE/HEALTH INSURANCE—FOREIGN	2.8%
Prudential PLC, 7.75%, due 6/23/16		8,000,000	$8,220,000
MULTI-LINE	7.4%
American International Group, 8.175%, due 5/15/58, (FRN)		5,000,000	5,481,750
AON Corp., 8.205%, due 1/1/27[a]		3,200,000	3,644,685
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa,b		4,700,000	4,933,623
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa,b		6,250,000	7,656,250
			21,716,308
MULTI-LINE—FOREIGN	2.3%
AXA SA, 8.60%, due 12/15/30[a]		3,000,000	3,583,338
Old Mutual Capital Funding PLC, 8.00%, due 5/29/49[d]		3,250,000	3,241,875
			6,825,213
PROPERTY CASUALTY	1.5%
ACE Capital Trust II, 9.70%, due 4/1/30[a]		1,825,000	2,369,053
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa,b		2,000,000	2,015,000
			4,384,053
REINSURANCE—FOREIGN	1.9%
Catlin Insurance Co., 7.249%, due 12/31/49, 144Aa,b		4,300,000	4,128,000
Swiss Re Capital I LP, 6.854%, due 5/29/49, 144Ab		1,500,000	1,449,727
			5,577,727
TOTAL INSURANCE			52,366,076
INTEGRATED TELECOMMUNICATIONS SERVICES	3.9%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Ab		10,000	11,406,250
OIL & GAS EXPLORATION & PRODUCTION	0.7%
Origin Energy Finance Ltd., 7.875%, due 6/16/71, (Australia) (EUR)[e]		1,500,000	2,169,786
PIPELINES	4.3%
Enbridge Energy Partners LP, 8.05%, due 10/1/37[a]		5,750,000	6,246,116
Enterprise Products Operating LP, 8.375%, due 8/1/66[a]		5,886,000	6,378,193
			12,624,309

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares		Value
UTILITIES	3.1%
ELECTRIC UTILITIES	1.0%
FPL Group Capital, 7.30%, due 9/1/67, Series Da			$3,000,000	$3,146,385
MULTI UTILITIES	2.1%
Dominion Resources, 7.50%, due 6/30/66, Series Aa			3,900,000	4,123,646
PPL Capital Funding, 6.70%, due 3/30/67, Series Aa			2,000,000	1,987,330
				6,110,976
TOTAL UTILITIES				9,257,361
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$210,228,003)				214,668,805
		Principal Amount
CORPORATE BONDS	8.6%
BANK	0.9%
Regions Financial Corp., 7.375%, due 12/10/37			$2,700,000	2,575,079
BANK—FOREIGN	0.2%
Royal Bank of Scotland Group PLC, 7.648%, due 8/29/49			500,000	452,500
INSURANCE	3.9%
PROPERTY CASUALTY	2.2%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa,b			7,000,000	6,487,418
REINSURANCE—FOREIGN	1.7%
QBE Capital Funding III Ltd., 7.25%, due 5/24/41, 144Ab			2,250,000	2,261,534
Swiss Reinsurance Co. Ltd., Series I, 7.635%, due 12/31/49, (Australia)		AUD	3,000,000	2,634,684
				4,896,218
TOTAL INSURANCE				11,383,636
INTEGRATED TELECOMMUNICATIONS SERVICES	1.9%
Citizens Communications Co., 9.00%, due 8/15/31[a]			$5,500,000	5,665,000
INVESTMENT ADVISORY SERVICES	0.5%
Old Mutual PLC, 8.00%, due 6/3/21, (United Kingdom)		GBP	1,000,000	1,614,115

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Principal Amount	Value
REAL ESTATE	1.2%
INDUSTRIAL	0.3%
Country Garden Holdings Co., 11.125%, due 2/23/18, 144A (Hong Kong)[b]		$1,000,000	$1,035,000
SHOPPING CENTER	0.9%
BR Malls International Finance Ltd., 8.50%, due 1/29/49, 144A (Brazil)[b]		2,500,000	2,659,500
TOTAL REAL ESTATE			3,694,500
TOTAL CORPORATE BONDS (Identified cost—$25,278,003)			25,384,830
		Number of Shares
SHORT-TERM INVESTMENTS	1.9%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[f]		2,800,021	2,800,021
Federated Government Obligations Fund, 0.01%[f]		2,600,018	2,600,018
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$5,400,039)			5,400,039
TOTAL INVESTMENTS (Identified cost—$412,466,504)	142.9%		421,270,100
LIABILITIES IN EXCESS OF OTHER ASSETS	(42.9)		(126,406,039)
NET ASSETS (Equivalent to $24.58 per share based on 11,998,016 shares of common stock outstanding)	100.0%		$294,864,061

Glossary of Portfolio Abbreviations

AUD  Australian Dollar

EUR  Euro Currency

FRN  Floating Rate Note

GBP  Great British Pound

QUIPS  Quarterly Income Preferred Securities

REIT  Real Estate Investment Trust

TruPS  Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

a  A portion or all of the security is pledged in connection with the revolving credit agreement: $179,069,242 has been pledged as collateral.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 29.1% of net assets of the Fund, of which 1.2% are illiquid.

c  Illiquid security. Aggregate holdings equal 3.6% of net assets of the Fund.

d  A portion of the security is segregated as collateral for interest rate swap transactions: $2,992,500 has been segregated as collateral.

e  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 0.7% of net assets of the Fund.

f  Rate quoted represents the seven day yield of the fund.

Interest rate swaps outstanding at June 30, 2011 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (resets monthly) Receivable	Termination Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Canada	$45,000,000	1.695%	0.191%	February 1, 2015	$(572,815)
Royal Bank of Canada	$40,000,000	1.517%	0.190%	February 10, 2014	(632,945)
Royal Bank of Canada	$25,000,000	1.750%	0.186%	August 22, 2014	(476,959)
					$(1,682,719)

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2011.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$412,466,504)	$421,270,100
Cash	99,628
Receivable for:
Dividends and interest	3,912,091
Investment securities sold	528,142
Other assets	138,623
Total Assets	425,948,584
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	1,682,719
Payable for:
Revolving credit agreement	129,000,000
Investment management fees	244,384
Dividends declared	46,411
Administration fees	17,456
Interest expense	3,890
Directors' fees	2,532
Other liabilities	87,131
Total Liabilities	131,084,523
NET ASSETS	$294,864,061
NET ASSETS consist of:
Paid-in capital	$285,813,946
Accumulated undistributed net investment income	436,780
Accumulated undistributed net realized gain	1,491,612
Net unrealized appreciation	7,121,723
$294,864,061
NET ASSET VALUE PER SHARE:
($294,864,061 ÷ 11,998,016 shares outstanding)	$24.58
MARKET PRICE PER SHARE	$24.24
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(1.38)%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividend income (net of $4,852 of foreign withholding tax)	$7,109,358
Interest income	7,145,930
Total Income	14,255,288
Expenses:
Investment management fees	1,415,595
Interest expense	653,950
Administration fees	136,468
Professional fees	91,475
Custodian fees and expenses	44,748
Shareholder reporting expenses	21,619
Directors' fees and expenses	11,959
Transfer agent fees and expenses	10,692
Line of credit fees	9,672
Registration and filing fees	3,239
Miscellaneous	33,588
Total Expenses	2,433,005
Net Investment Income	11,822,283
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,012,740
Foreign currency transactions	10,343
Interest rate swap transactions	(514,735)
Net realized gain	1,508,348
Net change in unrealized appreciation (depreciation) on:
Investments	8,724,611
Foreign currency translations	846
Interest rate swap transactions	(1,682,719)
Net change in unrealized appreciation (depreciation)	7,042,738
Net realized and unrealized gain	8,551,086
Net Increase in Net Assets Resulting from Operations	$20,373,369

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2011	For the Period November 24, 2010[a] through December 31 2010
Change in Net Assets:
From Operations:
Net investment income	$11,822,283	$935,385
Net realized gain (loss)	1,508,348	(10,518)
Net change in unrealized appreciation (depreciation)	7,042,738	78,985
Net increase in net assets resulting from operations	20,373,369	1,003,852
Less Dividends and Distributions to Shareholders from:
Net investment income	(10,313,984)	(2,009,794)
Net realized gain	—	(3,328)
Total dividends and distributions to shareholders	(10,313,984)	(2,013,122)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	6,961,150	278,752,500
Total increase in net assets	17,020,535	277,743,230
Net Assets:
Beginning of period	277,843,526	100,296
End of period[b]	$294,864,061	$277,843,526

a  Commencement of operations.

b  Includes accumulated undistributed net investment income and dividends in excess of net investment income of $436,780 and $1,071,519, respectively.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2011 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$20,373,369
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term investments	(266,079,018)
Net purchases, sales and maturities of short-term investments	22,301,890
Net amortization/accretion of premium (discount)	320,072
Proceeds from sales and maturities of long-term investments	109,050,627
Net increase in dividends and interest receivable and other assets	(1,322,914)
Net increase in interest expense payable, accrued expenses and other liabilities	78,825
Net change in unrealized appreciation on investments	(8,724,611)
Net change in unrealized depreciation on interest rate swaps	1,682,719
Net realized gain from investments	(2,012,740)
Cash used for operating activities	(124,331,781)
Cash Flows from Financing Activities:
Increase in net assets from Fund share transactions	6,961,150
Net increase in payable for revolving credit agreement	129,000,000
Distributions paid on common shares	(12,280,695)
Cash used for financing activities	123,680,455
Decrease in cash	(651,326)
Cash at beginning of period	750,954
Cash at end of period	$99,628

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Six Months Ended June 30, 2011	For the Period November 24, 2010[a] through December 31, 2010
Net asset value, beginning of period	$23.74	$23.88
Income from investment operations:
Net investment income	0.99	0.08
Net realized and unrealized gain	0.71	0.01
Total income from investment operations	1.70	0.09
Less dividends and distributions to shareholders from:
Net investment income	(0.86)	(0.17)
Net realized gain	—	(0.00)[b]
Total dividends and distributions to shareholders	(0.86)	(0.17)
Offering costs charged to paid-in capital	(0.00)[b]	(0.06)
Dilutive effect of issuance of common shares	(0.00)[b]	(0.00)[b]
Net increase (decrease) in net asset value	0.84	(0.14)
Net asset value, end of period	$24.58	$23.74
Market value, end of period	$24.24	$24.83
Total net asset value return[c,d]	7.98%	0.12%
Total market value return[c,d]	1.82%	0.03%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$294.9	$277.8
Ratio of expenses to average daily net assets[e]	1.68%	1.17%
Ratio of expenses to average daily net assets (excluding interest expense)[e]	1.23%	1.17%
Ratio of net investment income to average daily net assets[e]	8.15%	3.79%
Ratio of expenses to average daily managed assets[e,f]	1.20%	—
Portfolio turnover rate[d]	28%	1%
Revolving Credit Agreement:
Asset coverage ratio for revolving credit agreement	329%	—
Asset coverage per $1,000 for revolving credit agreement	$3,286	—

a  Commencement of operations.

b  Amount is less than $0.005.

c  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

f  Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 16, 2010 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The Fund's investment objective is high current income. The Fund had no operations until October 6, 2010 when it sold 4,200 shares to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on November 24, 2010.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value—Bank	$37,520,484	$34,098,609	$—	$3,421,875
Preferred Securities—$25 Par Value—Insurance— Multi-Line—Foreign	9,975,296	6,562,796	3,412,500	—
Preferred Securities—$25 Par Value—Insurance— Reinsurance—Foreign	8,428,041	5,920,685	2,507,356	—
Preferred Securities—$25 Par Value—Real Estate— Diversified	7,462,871	4,553,496	2,909,375	—
Preferred Securities—$25 Par Value—Other Industries	112,429,734	112,429,734	—	—
Preferred Securities—Capital Securities—Bank	78,098,812	13,943,840	64,154,972	—
Preferred Securities—Capital Securities—Oil & Gas Exploration & Production	2,169,786	—	—	2,169,786
Preferred Securities—Capital Securities—Other Industries	134,400,207	—	134,400,207	—
Corporate Bonds	25,384,830	—	25,384,830	—
Money Market Funds	5,400,039	—	5,400,039	—
Total Investments	$421,270,100	$177,509,160	$238,169,279	$5,591,661
Other Financial Instruments*	$(1,682,719)	—	$(1,682,719)	—

*  Other financial instruments are interest rate swap contracts.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities—$25 Par Value— Bank	Preferred Securities— Capital Securities— Oil & Gas Exploration & Production
Balance as of December 31, 2010	$—	$—	$—
Change in unrealized depreciation	(137,295)	(131,250)	(6,045)
Purchases	5,728,956	3,553,125	2,175,831
Balance as of June 30, 2011	$5,591,661	$3,421,875	$2,169,786

Investments classified as Level 3 infrequently trade and have significant unobservable inputs. The Level 3 preferred securities have been fair valued utilizing inputs and assumptions which include book value, recent comparables in similar securities, as well as liquidity and market risk factors.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities and Forward Foreign Currency Exchange Contracts: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

In connection with its investments in foreign securities, the Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts (forward contracts) to hedge or manage these exposures. Forward contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The risks include the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts are valued daily at the applicable forward rate. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. The Fund's

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that such amount is positive.

For each swap counterparty, the Fund entered into an International Swap and Derivatives Association Inc. Master Agreement and related annexes thereto ("ISDAs") which sets forth the general terms and conditions of the Fund's swap transactions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of June 30, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.70% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the amount of any borrowings used for leverage outstanding.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the Fund's average daily managed assets. For the six months ended June 30, 2011, the Fund incurred $101,114 in administration fees. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $3,305 from the Fund for the six months ended June 30, 2011.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2011, totaled $262,206,790 and $109,070,220 respectively.

Note 4. Income Tax Information

As of June 30, 2011, the federal tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$412,466,504
Gross unrealized appreciation	$9,966,906
Gross unrealized depreciation	(1,163,310)
Net unrealized appreciation	$8,803,596

Note 5. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

On November 24, 2010, the Fund completed the initial public offering of 11,200,000 shares of common stock. Proceeds paid to the Fund amounted to $266,840,000 after the deduction of underwriting commissions and offering expenses of $13,160,000.

On December 14, 2010, the Fund completed a subsequent offering of 500,000 shares of common stock. Proceeds paid to the Fund amounted to $11,912,500 after deduction of underwriting commissions and offering expenses of $587,500.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On January 4, 2011, the Fund completed a subsequent offering of 278,295 shares of common stock. Proceeds paid to the Fund amounted to $6,582,511 after deduction of underwriting commissions and offering expenses of $374,864.

Additionally, the investment manager absorbed approximately $91,000 in offering expenses related to both the initial and subsequent offering.

On December 14, 2010, the Board of Directors approved the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") as of January 1, 2011 through the fiscal year ended December 31, 2011. During the six months ended June 30, 2011, the Fund did not effect any repurchases.

During the six months ended June 30, 2011, the Fund issued 15,521 shares of common stock for the reinvestment of dividends. During the period November 24, 2010 (commencement of operations) through December 31, 2010, the Fund issued no shares of common stock for the reinvestment of dividends.

Note 6. Borrowings

Effective January 6, 2011, the Fund has a revolving credit agreement (the credit agreement) with Bank of America, N.A. London Branch (BoA). The initial amount of the credit agreement was $122,000,000. On May 23, 2011 the credit agreement was amended to increase the maximum commitment to $129,000,000. The Fund pays a facility fee of 0.45% per annum on the unused portion of the credit agreement. The credit agreement has a 270-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BoA as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2011, the Fund has outstanding borrowings of $129,000,000. During the six months ended June 30, 2011, the Fund borrowed an average daily balance of $119,308,571 at a weighted average borrowing cost of 1.13%.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Derivative Investments

The following tables present the value of derivatives held at June 30, 2011 and the effect of derivatives held during the six months ended June 30, 2011, along with the respective location in the financial statements. The notional amount of outstanding interest rate swaps at June 30, 2011 is $110,000,000. The average notional amount outstanding during the six months ended June 30, 2011 was $88,000,000.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest rate contracts	Unrealized appreciation	$—	Unrealized depreciation	$1,682,719
Statement of Operations

Derivatives	Location	Realized Loss	Change in Unrealized Depreciation
Interest rate contracts	Net Realized and Unrealized Gain (Loss)	$(514,735)	$(1,682,719)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Events and transactions occurring after June 30, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Select Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2011. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Martin Cohen	11,332,224.532	236,570.107
Richard J. Norman	11,341,981.454	226,813.185
Frank K. Ross	11,342,381.454	226,413.185
George Grossman	11,336,416.294	232,378.345
Robert H. Steers	11,359,980.639	208,814.000
C. Edward Ward Jr.	11,344,846.610	223,948.029
Bonnie Cohen	11,279,638.915	289,155.724
Richard E. Kroon	11,341,981.454	226,813.185
Willard H. Smith Jr.	11,315,862.776	252,931.863

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2011) (Unaudited)

Based on Net Asset Value Since Inception (11/24/10)	Based on Market Value Since Inception (11/24/10)
8.11%	1.84%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

DIVIDEND REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change to Investment Policy

The Board of Directors approved revisions to the ratings criteria for determining whether a security is deemed investment grade or below investment grade. The determination of whether a security is deemed investment grade or below investment grade will be determined at the time of investment. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (NRSRO) (for example minimum Baa3 or BBB- by Moody's or S&P) or, if unrated, is judged to be investment grade by the investment manager.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: PSF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

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COHEN & STEERS

SELECT PREFERRED AND INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2011

PSFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date: August 31, 2011